UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 13, 2006
                                                         -----------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                     0-28815                   06-1241321
           --------                     -------                   ----------
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

         13 North Street, Litchfield, Connecticut           06759
         ----------------------------------------           -----
         (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation



Section 8. Other Events

Item 8.01. Other Events.
------------------------

The First National Bank of Litchfield and First Litchfield Financial Corporation announce the formation of a new leasing subsidiary, First Litchfield Leasing Corporation

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

      (c)   Exhibits.
            99.1   Press Release dated November 13, 2006



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:  November 13, 2006              First Litchfield Financial Corporation


                                       By: /s/ Joseph J. Greco
                                           ---------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer



                             (Exhibit 99.1 follows)


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